EX-99.906CERT

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the shareholder report of Century Capital Management Trust (the "Registrant") on Form N-CSR for the period ended April 30, 2004, (the "Report"), each of the undersigned certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to his knowledge, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: July 1, 2004                          /s/ Alexander L. Thorndike
                                              ----------------------------
                                              Alexander L. Thorndike
                                              Principal Executive Officer


Dated: July 1, 2004                           /s/ Steven Alfano
                                              ----------------------------
                                              Steven Alfano
                                              Principal Financial Officer


A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906 HAS BEEN PROVIDED TO CENTURY CAPITAL MANAGEMENT TRUST AND WILL BE RETAINED BY CENTURY CAPITAL MANAGEMENT TRUST AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of Form N-CSR with the Commission.